UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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Form 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 27, 2016

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Cimpress N.V.
(Exact Name of Registrant as Specified in Its Charter)

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The Netherlands	000-51539	98-0417483
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Hudsonweg 8
Venlo	5928 LW
The Netherlands	(Zip Code)
(Address of Principal Executive Offices)
Registrant’s telephone number, including area code: 31-77-850-7700

Not applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

o	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.    Results of Operations and Financial Condition

On July 27, 2016, Cimpress N.V. issued a press release announcing its financial results for the fourth quarter and year ended June 30, 2016 and posted on its web site (ir.cimpress.com) a presentation and script discussing its fourth quarter and fiscal year financial results. The full text of the press release is furnished as Exhibit 99.1 to this report, the presentation is furnished as Exhibit 99.2, and the script that accompanies the presentation is furnished as Exhibit 99.3.
The information in this Item 2.02 and the exhibits to this report are not "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor are they incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as expressly set forth by specific reference in such a filing.

Item 9.01.    Financial Statements and Exhibits

(d)    Exhibits

See the Exhibit Index attached to this report.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 27, 2016	CIMPRESS N.V.

	By:	/s/Sean E. Quinn
Sean E. Quinn
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
No.	Description
99.1	Press release dated July 27, 2016 entitled “Cimpress Reports Fourth Quarter and Fiscal Year 2016 Financial Results”
99.2	Presentation dated July 27, 2016 entitled "Cimpress N.V. Q4 & Fiscal Year 2016 Earnings presentation, commentary & financial results supplement"
99.3	Cimpress Q4 and Fiscal Year 2016 Earnings Presentation Script dated July 27, 2016 accompanying the presentation in Exhibit 99.2